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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): September 30, 2002

                        COMDISCO HOLDING COMPANY, INC.
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            (Exact name of registrant as specified in its charter)

         DELAWARE                     000-499-68               54-2066534
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(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                           60018
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(Address of principal executive offices)                          (Zip Code)

(Registrant's telephone number, including area code)         (847) 698-3000
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                                      N/A
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         (Former name or former address, if changed since last report)





Item 5.  Other Events.

         On October 1, 2002, Comdisco Holding Company, Inc. ("Comdisco Holding") issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing the commencement, on September 30, 2002, of the initial distribution to holders of allowed claims, as outlined in the First Amended Joint Plan of Reorganization of Comdisco, Inc. and its Affiliated Debtors and Debtors-In-Possession, dated as of June 13, 2002 and effective as of August 12, 2002 (the "Plan").

         On October 9, 2002, Comdisco Holding issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.2, announcing the redemption of the entire $400 million outstanding principal amount of the Variable Rate Senior Secured Notes due 2004 issued under the terms of the Plan (the "Senior Notes"). The redemption of the Senior Notes is anticipated to occur on or about October 21, 2002.

         On October 10, 2002, Prism Communication Services, Inc., an indirect wholly-owned subsidiary of Comdisco Holding ("Prism"), issued a press release, a copy of which is hereby incorporated by reference and attached hereto as
Exhibit 99.3, announcing that on October 10, 2002, Prism commenced its initial distribution to holders of allowed claims as outlined in the Plan.

Item 7.  Financial Statements and Exhibits.

Exhibit No.   Description

     99.1 Press release of Comdisco Holding Company, Inc., dated October 1, 2002

     99.2 Press release of Comdisco Holding Company, Inc., dated October 9, 2002

     99.3 Press release of Prism Communication Services, Inc., an indirect wholly-owned subsidiary of Comdisco
              Holding Company, Inc., dated October 10, 2002



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMDISCO HOLDING COMPANY, INC.


Dated: October 17, 2002            By:   /s/ Robert E. T. Lackey
                                         ________________________________
                                   Name:    Robert E. T. Lackey
                                   Title:   Executive Vice President, Chief
                                            Legal Officer and Secretary







                                  EXHIBIT INDEX

Exhibit No.       Description

     99.1 Press release of Comdisco Holding Company, Inc., dated October 1, 2002

     99.2 Press release of Comdisco Holding Company, Inc., dated October 9, 2002

     99.3 Press release of Prism Communication Services, Inc., an indirect wholly-owned subsidiary of Comdisco
                  Holding Company, Inc., dated October 10, 2002